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In black and white, stills of fencers super and dissolve while voice reads:]

CGM Realty Fund. One of the top performing real estate funds over three years..

[Title slide reading:]CGM REALTY FUND [Supers and dissolves. Voice reads:]

Managed by Ken Heebner, the Fund offers the potential for high current income and long-term appreciation.

[Title slide reading:] EXCEPTIONAL THREE-YEAR PERFORMANCE

[In smaller type below (with larger numbers):]19.4%%, 28.7%, and 21.89% are the average annual total returns for the one and three year periods ended 3/31/98 and from inception (May 13, 1994) through 3/31/98.[Supers and dissolves while voice reads:]

Returning more than 113% over the past three years.

[A bar chart (in color) comes up on the screen showing the headline:] TOTAL RETURN 4/1/95-3/31/98

[The bars with identifying type are from left to right as follows:]

88.6% Lipper Real Estate Fund Average

113.2% CGM Realty Fund

[Voiceover continues:] CGM Realty Fund has outperformed the Lipper Real Estate Average for three-year performance.

[Title slide dissolves and new title slide supers and is held that reads:] 1-800-CGM-INFO [in large type and the following disclosure in smaller type:]

Lipper Analytical Services, Inc., an independent mutual fund rating agency, ranks CGM Realty Fund #4 of 32 real estate funds for three-year performance and #34 of 71 real estate funds for one-year performance for the periods ended 3/31/98. The Fund's adviser absorbed a portion of management fees and expenses through 12/31/97. Otherwise the total return would be lower. This information represents past performance which is no guarantee of future results. The investment value of shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fee, charges, and expenses, call toll free. (C) 1998 CGM

[The previous slide dissolves and the final slide super reading:

CGM REALTY FUND

EXCEPTIONAL THREE YEAR PERFORMANCE

[Voice reads:] CGM Realty Fund. Exceptional three-year peformance. [Commercial ends.]